UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 26, 2022, Centene Corporation (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board of Directors (the “Board”) of the Company over a three year period (the “Charter Amendment”) and provide that beginning with the Company’s 2023 annual meeting of stockholders, all directors shall be elected for terms expiring at the Company’s next annual meeting of stockholders.

The Charter Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval, and approved by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), as further described in Item 5.07 below.

Additionally, on April 26, 2022 the Board approved amendments to the Amended and Restated By-Laws of the Company (the “By‑Laws”) reflecting (i) corresponding changes to the By-Laws related to the Charter Amendment, and (ii) the addition of the position of Chief Executive Officer in the list of officers in Article IV, along with various corresponding changes.

The foregoing description of the Charter Amendment and amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment and the Amended and Restated By-Laws, as amended. Copies of the Charter Amendment and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 26, 2022, the Company held its Annual Meeting. There were 537,891,834 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The five directors were elected at the Annual Meeting for a three-year term based upon the following votes:
	Director Nominee	For	Against	Abstain	Broker Non-Votes
	Orlando Ayala	459,961,145	59,734,913	117,684	18,078,092
	Kenneth A. Burdick	510,534,704	8,789,352	489,686	18,078,092
	H. James Dallas	417,226,834	102,334,950	251,958	18,078,092
	Sarah M. London	512,715,693	6,647,683	450,366	18,078,092
	Theodore R. Samuels	512,437,562	7,239,172	137,008	18,078,092

2.	Non-binding advisory vote on executive compensation. The Company's executive compensation was not approved by a non-binding advisory vote based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		174,794,813	344,825,680	193,249	18,078,092

3.
Ratification of the appointment of KPMG LLP. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

		For	Against	Abstain
		529,357,743	8,408,800	125,291

4.
Approval of Amendment to the Company's Amended and Restated Certificate of Incorporation to declassify the Board. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to declassify the Board was approved based upon the following votes:

		For	Against	Abstain	Broker Non-Votes
		518,943,045	735,230	135,467	18,078,092

5.	Board proposal regarding stockholder right to call for a special stockholder meeting. The Board's proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		246,155,069	273,243,772	414,901	18,078,092

6.	Shareholder proposal regarding the shareholder right to call for a special shareholder meeting. The shareholder proposal was approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		286,893,425	232,651,379	268,938	18,078,092

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Centene Corporation, dated April 26, 2022.
3.2	Amended and Restated By-laws of Centene Corporation, effective April 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 28, 2022	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel